TPZ
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Tortoise Power and Energy Infrastructure Fund, Inc.

Yield

Growth

Quality

2014 3rd Quarter Report

August 31, 2014

...Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:

  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments

For Investors Seeking

  A fund which invests in the historically stable and defensive power and energy infrastructure sectors

  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

Distribution Policy — Tortoise Power and Energy Infrastructure Fund, Inc. (‘‘TPZ”), with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TPZ during such year. In accordance with its Policy, TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TPZ’s performance, TPZ expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TPZ’s performance for the entire calendar year and to enable TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TPZ and its shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TPZ’s assets to a level that was determined to be detrimental to TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

You should not draw any conclusions about TPZ’s investment performance from the amount of the distribution or from the terms of TPZ’s distribution policy. TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

September 29, 2014

Dear Fellow Stockholders,

The third fiscal quarter ending Aug. 31, 2014 was largely positive for power and energy infrastructure companies, which continued to benefit from the increasing production of oil and natural gas out of North American shales.

Broader market performance also was strong during the third fiscal quarter, despite the intensifying and increasingly complex conflict in the Middle East. Interest rates remained low, although in July Federal Reserve Chairwoman Janet Yellen, testifying before the Senate Banking Committee, said that the Fed may need to raise interest rates sooner than expected. Also during the quarter, a steady stream of upbeat economic data reflected economic growth. For the three- and nine-month periods ending Aug. 31, 2014, the S&P 500 Index® returned 4.7 percent and 12.7 percent, respectively.

Power and Energy Infrastructure Sector Review and Outlook

Power and energy infrastructure companies fared well, with the TPZ Benchmark Composite* returning 4.8 percent and 14.0 percent, respectively, for the three- and nine-month periods ending Aug. 31, 2014. The benchmark is comprised of a blend of 70 percent fixed income and 30 percent equity securities issued by companies in the power and energy infrastructure sectors. Both the fixed income and equity portions contributed, but the equity allocation’s contribution was larger as an improving economy drove greater industrial demand.

Strength in natural gas production in conjunction with weaker demand tied to a relatively mild summer has natural gas storage levels rebuilding at a record pace, rising to 2,709 billion cubic feet (Bcf) at the end of August.1 However, despite this rapid pace of injection, this level is more than 14 percent lower than a year ago and more than 15 percent below the five-year average.1 Lower storage inventories could affect pricing if the U.S. has another harsh winter.

We continue to see the need for power infrastructure investment to improve America’s aging and inadequate electrical grid. So does Washington. In August, the Obama Administration released a report citing the need for increased spending on the nation’s electric power system, which ultimately would save the economy “billions of dollars and reduce the hardship experienced by millions of Americans when extreme weather strikes.” The average U.S. power plant is 30 years old and 70 percent of the grid’s transmission lines and transformers are at least 25 years old.2 The administration proposes spending on training and preparation, stronger equipment and more advanced sensing and diagnostic equipment that can predict power outages and restore power faster when outages occur. A stronger grid also can lead to more efficient use of energy and enhance our national security. This heightened attention could bode well for the fund, which strategically focuses on these areas.

Capital markets remained supportive, with power and energy infrastructure companies raising approximately $32 billion in total capital during the fiscal quarter. Power and energy infrastructure merger and acquisition (M&A) activity was a key driver this fiscal quarter, totaling nearly $100 billion. Most of this activity was related to Kinder Morgan, Inc. (KMI)’s proposed acquisition of three affiliates: Kinder Morgan Energy Partners, L.P. (KMP), Kinder Morgan Management, LLC (KMR) and El Paso Pipeline Partners, L.P. (EPB), consolidating four publicly traded pipeline companies into one entity, pending shareholder approval, which is valued at approximately $70 billion.

Fund Performance Review and Outlook

The fund’s total assets increased from $247.2 million on May 31, 2014, to $266.2 million on Aug. 31, 2014. This increase resulted primarily from net realized and unrealized gains on investments. Leverage (bank debt) as a percent of total assets decreased slightly to 14.8 percent of total assets at the end of the period.

The fund paid monthly distributions of $0.125 per common share ($1.50 annualized) through the fiscal quarter. These distributions represented an annualized distribution rate of 5.1 percent based on the fund’s fiscal quarter closing price of $29.62. Please refer to the inside front cover of this report for important information about the fund’s distribution policy.

For the third fiscal quarter, the fund’s market-based total return was 9.2 percent and its NAV-based total return was 9.9 percent (24.9 percent and 20.6 percent, respectively, for the nine months ending Aug. 31, 2014), including the reinvestment of distributions. As such, the difference between the market value total return and the NAV total return reflected a slight widening of the discount of the fund’s stock price relative to its NAV during the period. Discounts have been under pressure over the past several months across the broader closed-end fund market, including energy-focused closed-end funds. We believe this is due in part to concerns about rising interest rates. We continue to believe in our investment focus on quality, sustainable distributions and growth.

(Unaudited)

2014 3rd Quarter Report       1

Key Quarterly Asset Performance Drivers

A number of factors drove the fund’s strong asset performance during the fiscal quarter:

  Both the equity and fixed-income components of the fund contributed to performance, with the contribution from equities delivering more than the fund’s fixed-income exposure.

  The fund’s stake in natural gas pipeline companies contributed the most to absolute performance, as these firms benefited from the increasing need for greater pipeline takeaway capacity.

  Performance was enhanced by the fund’s strategic stake in crude oil pipeline companies that benefited from increased production.

  Power holdings, which are a strategic area of focus for the fund, contributed to absolute results. Performance was particularly enhanced by the fund’s stake in selected YieldCos (utility and power companies with a high yield and visible growth component) that are benefiting from long-term contracts for power generation.

  Gathering and processing pipeline companies that benefited from increased transportation of natural gas liquids (NGLs) also added to absolute performance.

The fund’s performance was restrained by the following factors:

  The fund did not own some Kinder Morgan affiliates because of their limited distribution growth outlooks. These stocks performed well following the announcement of their proposed acquisitions by Kinder Morgan, Inc.

  Fixed income securities were restrained by concern over rising interest rates.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

In our view, power and energy infrastructure companies will continue to benefit from the robust volumes of oil and natural gas being produced out of the premier North American shales for many years to come. We believe that TPZ offers stockholders a long-term investment opportunity with the potential for attractive total return and current distributions.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

*TPZ Benchmark Index includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch US Electricity Index (CUEL) and the Tortoise MLP Index (TMLP).
1 Energy Information Administration
2 North American Electric Reliability Corp.

Past performance is no guarantee of future results.

(Unaudited)

2       Tortoise Power and Energy Infrastructure Fund, Inc.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2013		2014
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Interest earned on corporate bonds	$2,078	$2,098	$2,091	$2,057	$2,043
Dividends and distributions from equity securities	762	809	808	833	782
Dividends paid in stock	585	602	615	620	564
Total from investments	3,425	3,509	3,514	3,510	3,389
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	496	487	507	545	579
Other operating expenses	121	131	132	136	131
	617	618	639	681	710
Distributable cash flow before leverage costs	2,808	2,891	2,875	2,829	2,679
Leverage costs(2)	189	188	187	191	194
Distributable Cash Flow(3)	$2,619	$2,703	$2,688	$2,638	$2,485

Net realized gain on investments	$7,039	$1,952	$1,524	$13	$8,061
As a percent of average total assets(4)
Total from investments	5.86%	6.07%	6.06%	5.78%	5.24%
Operating expenses before leverage costs	1.06%	1.07%	1.10%	1.12%	1.10%
Distributable cash flow before leverage costs	4.80%	5.00%	4.96%	4.66%	4.14%
As a percent of average net assets(4)
Total from investments	6.95%	7.29%	7.27%	6.87%	6.20%
Operating expenses before leverage costs	1.25%	1.28%	1.32%	1.33%	1.30%
Leverage costs	0.38%	0.39%	0.39%	0.37%	0.35%
Distributable cash flow	5.32%	5.62%	5.56%	5.17%	4.55%

Selected Financial Information
Distributions paid on common stock	$2,606	$2,607	$2,607	$2,607	$2,606
Distributions paid on common stock per share	0.375	0.375	0.375	0.375	0.375
Total assets, end of period	230,847	233,832	236,367	247,186	266,208
Average total assets during period(5)	231,916	231,996	235,168	241,067	256,362
Leverage(6)	37,200	37,400	37,400	37,900	39,400
Leverage as a percent of total assets	16.1%	16.0%	15.8%	15.3%	14.8%
Net unrealized appreciation, end of period	60,227	61,970	63,884	75,935	86,880
Net assets, end of period	193,130	195,484	197,620	208,421	226,025
Average net assets during period(7)	195,547	193,161	195,964	202,603	216,927
Net asset value per common share	27.78	28.12	28.43	29.98	32.52
Market value per common share	25.52	24.74	25.47	27.44	29.62
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on distributions, the value of paid-in-kind distributions, amortization of debt issuance costs and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

2014 3rd Quarter Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sectors provide stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with the remainder invested in equities which provide growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Market values of our debt and equity investments increased during the 3rd quarter, contributing to an overall increase of $19.0 million in total assets during the quarter. Total income received from our investments decreased and our total operating and leverage expenses increased during the quarter, mainly due to increased average managed assets. We maintained our monthly distribution of $0.125 per share. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

We pay monthly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our monthly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the monthly distributions throughout the year. Our distribution policy is described on the inside front cover of this report.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs. A reconciliation of Net Investment Income to DCF is included below in Distributable Cash Flow and Capital Gains.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

4       Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited) (Continued)

Total income from investments for the 3rd quarter 2014 was approximately $3.4 million, a decrease of 3.5 percent as compared to 2nd quarter 2014 and a decrease of 1.1 percent as compared to 3rd quarter 2013. These changes reflect increases in per share distribution rates on our equity investments that has been offset by the impact of trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth, the timing of receipt of distributions from new investments, as well as fixed income investments that have been refinanced in a lower interest rate environment.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.10 percent of average total assets for 3rd quarter 2014 as compared to 1.12 percent for the 2nd quarter 2014 and 1.06 percent for the 3rd quarter 2013. Advisory fees for 3rd quarter 2014 increased by approximately 6.2 percent as compared to 2nd quarter 2014 due to an increase in average monthly managed assets during the quarter. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.10 percent of average monthly managed assets for calendar year 2013, and has agreed to waive 0.05 percent of average monthly managed assets for calendar year 2014. Other operating expenses decreased slightly as compared to 2nd quarter 2014.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period as our margin borrowing facility has a variable interest rate, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below.

Total leverage costs for DCF purposes were approximately $194,000 for the 3rd quarter 2014, a slight increase as compared to 2nd quarter 2014 due to increased leverage utilization.

As indicated in Note 9 of our Notes to Financial Statements, at August 31, 2014, we had $26 million notional amount of interest rate swap contracts with Wells Fargo Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wells Fargo Bank a fixed rate while receiving a floating rate based upon the 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wells Fargo Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wells Fargo Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.68 percent and weighted average remaining maturity of approximately 3.8 years. This swap arrangement effectively fixes the cost of approximately 66 percent of our outstanding leverage over the remaining swap period.

Interest accrues on the margin facility at a rate equal to 3-month LIBOR plus 0.75 percent and unused balances are subject to a fee of 0.25 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR, the utilization of our margin facility and the spread charged on the facility, and maturity of our interest rate swap contracts. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow and Capital Gains

For 3rd quarter 2014, our DCF was approximately $2.5 million, a decrease of 5.1 percent as compared to 3rd quarter 2013 and a decrease of 5.8 percent as compared to 2nd quarter 2014. This difference is the net result of the change in income from investments and expenses as outlined above. In addition, we had net realized gains of approximately $8.1 million from the sale of portfolio investments in the 3rd quarter 2014. On May 12, 2014, we declared monthly distributions for the 2014 3rd fiscal quarter of $0.125 per share. This is unchanged as compared to 2nd quarter 2014.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2014 YTD and 3rd quarter 2014 (in thousands):

	2014 YTD	3rd Qtr 2014
Net Investment Income	$4,137	$1,301
Adjustments to reconcile to DCF:
Dividends paid in stock	1,799	564
Distributions characterized as return of capital	1,982	655
Interest rate swap expenses	(286)	(97)
Change in amortization methodology	179	62
DCF	$7,811	$2,485

Liquidity and Capital Resources

We had total assets of $266.2 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 3rd quarter 2014, total assets increased by $19.0 million. This change was primarily the result of an $18.2 million increase in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), net purchases of $0.5 million and an increase in receivables of $0.4 million.

Total leverage outstanding at August 31, 2014 was $39.4 million, an increase of $1.5 million as compared to May 31, 2014. Total leverage represented 14.8 percent of total assets at August 31, 2014, a decrease from 15.3 percent of total assets at May 31, 2014 and a decrease from 16.1 percent of total assets at August 31, 2013. While we have increased the amount of leverage utilized within the fund, the ratio of leverage to total assets has declined due to the appreciation of our investment portfolio. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows

2014 3rd Quarter Report        5

Management’s Discussion (Unaudited) (Continued)

the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Subsequent to quarter-end, we entered into a 270-day rolling evergreen margin loan facility with a borrowing capacity of $65,000,000. On September 25, 2014, we used a portion of the borrowing capacity under the facility to pay off the outstanding borrowings under our previous margin loan facility. Outstanding balances on the new facility generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.80 percent.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We have received exemptive relief from the SEC to distribute capital gains throughout the year and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2013 were approximately 4 percent QDI, 32 percent ordinary dividend income, and 64 percent long-term capital gain. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. We currently estimate that 80 to 100 percent of 2014 distributions will be characterized as dividend income and capital gains, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2015.

6       Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments August 31, 2014
(Unaudited)
	Principal
	Amount/Shares	Fair Value
Corporate Bonds — 60.8%(1)
Crude/Refined Products Pipelines — 4.7%(1)
Canada — 2.1%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,860,000
United States — 2.6%(1)
SemGroup LP,
7.500%, 06/15/2021	5,450,000	5,886,000
		10,746,000
Local Distribution Pipelines — 6.5%(1)
United States — 6.5%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(3)	4,000,000	4,642,168
NiSource Finance Corp.,
6.400%, 03/15/2018(3)	3,500,000	4,032,329
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	6,058,500
		14,732,997
Natural Gas/Natural Gas Liquids Pipelines — 16.9%(1)
Canada — 2.7%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	6,247,500
United States — 14.2%(1)
El Paso Corp.,
6.500%, 09/15/2020(3)	6,000,000	6,987,600
EQT Corp.,
6.500%, 04/01/2018	2,000,000	2,299,086
EQT Corp.,
8.125%, 06/01/2019	2,000,000	2,481,422
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,694,205
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,795,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,707,106
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,037,500
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,128,688
Williams Companies, Inc.,
7.875%, 09/01/2021	4,000,000	4,927,724
		38,305,831
Natural Gas Gathering/Processing — 4.8%(1)
United States — 4.8%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	5,000,000	6,470,555
Enogex LLC,
6.250%, 03/15/2020(2)(3)	4,000,000	4,397,048
		10,867,603
Oil and Gas Exploration and Production — 5.7%(1)
United States — 5.7%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,140,000
Chesapeake Energy Corp.,
7.250%, 12/15/2018(3)	3,500,000	4,068,750
Concho Resources, Inc.,
5.500%, 04/01/2023	2,000,000	2,135,000
Denbury Resources Inc.,
6.375%, 08/15/2021	1,000,000	1,067,500
EP Energy / EP Finance Inc.,
9.375%, 05/01/2020(3)	3,000,000	3,382,500
		12,793,750
Oilfield Services — 1.7%(1)
United States — 1.7%(1)
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	3,783,228
Power/Utility — 20.5%(1)
United States — 20.5%(1)
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,663,835
Dominion Resources, Inc.,
8.375%, 06/15/2064(4)	183,000	4,721,400
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,550,161
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,351,466
FPL Group Capital, Inc.,
6.650%, 06/15/2067	1,029,000	1,052,153
Integrys Energy Group, Inc.,
6.110%, 12/01/2066(3)	3,750,000	3,843,750
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(2)	4,000,000	4,310,000
NRG Energy, Inc.,
6.250%, 07/15/2022(2)	6,000,000	6,285,000
NRG Yield LLC,
5.375%, 08/15/2024(2)	2,500,000	2,587,500
NV Energy, Inc.,
6.250%, 11/15/2020(3)	1,000,000	1,188,831
PPL Capital Funding, Inc.,
6.700%, 03/30/2067(3)	6,000,000	6,119,340
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,583,687
		46,257,123
Total Corporate Bonds (Cost $124,546,162)		137,486,532

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report       7

Schedule of Investments (Continued) August 31, 2014
(Unaudited)
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 46.4%(1)
Crude/Refined Products Pipelines — 21.6%(1)
United States — 21.6%(1)
Buckeye Partners, L.P.(3)	54,000	$4,266,000
Enbridge Energy Management, L.L.C.(3)(5)(6)	553,030	19,809,528
Genesis Energy, L.P.	11,800	657,260
Holly Energy Partners, L.P.(3)	56,100	2,035,869
Magellan Midstream Partners, L.P.(3)	52,090	4,371,914
NuStar Energy L.P.(3)	31,200	2,062,008
Oiltanking Partners, L.P.	18,800	922,892
Phillips 66 Partners LP	15,500	1,147,000
Plains All American Pipeline, L.P.(3)	72,959	4,372,433
Sunoco Logistics Partners L.P.(3)	152,786	7,559,851
Tesoro Logistics LP	13,400	941,752
Valero Energy Partners LP	13,794	735,358
		48,881,865
Natural Gas/Natural Gas Liquids Pipelines — 17.5%(1)
United States — 17.5%(1)
Energy Transfer Equity, L.P.(3)	33,384	2,024,739
Energy Transfer Partners, L.P.(3)	101,200	5,813,940
Enterprise Products Partners L.P.(3)	190,024	7,720,675
Kinder Morgan Management, LLC(3)(5)	191,881	18,750,627
ONEOK Partners, L.P.(3)	61,203	3,637,294
Regency Energy Partners, L.P.(3)	47,552	1,568,265
		39,515,540
Natural Gas Gathering/Processing — 7.3%(1)
United States — 7.3%(1)
Access Midstream Partners, L.P.	10,700	688,545
DCP Midstream Partners, LP(3)	71,827	4,063,972
EnLink Midstream Partners, L.P.	22,400	694,176
MarkWest Energy Partners, L.P.(3)	56,700	4,520,691
Targa Resources Partners L.P.(3)	86,500	6,435,600
		16,402,984
Total Master Limited Partnerships and
Related Companies (Cost $35,768,523)		104,800,389
Common Stock — 9.3%(1)
Natural Gas/Natural Gas Liquids Pipelines — 2.6%(1)
United States — 2.6%(1)
ONEOK, Inc.	19,100	1,340,820
Spectra Energy Corp.	45,500	1,895,530
Williams Companies, Inc.	43,103	2,562,042
		5,798,392
Power/Utility — 6.7%(1)
United Kingdom — 1.6%(1)
Abengoa Yield plc	91,707	3,678,368
United States — 5.1%(1)
NextEra Energy Partners, LP	79,127	2,778,149
NRG Yield, Inc.	94,610	5,145,838
TerraForm Power, Inc.	117,822	3,680,759
		15,283,114
Total Common Stock (Cost $15,938,925)		21,081,506
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(7) (Cost $122,891)	122,891	122,891
Total Investments — 116.6%(1)
(Cost $176,376,501)		263,491,318
Interest Rate Swap Contracts — (0.1%)(1)
$26,000,000 notional — unrealized depreciation(8)		(234,446)
Other Assets and Liabilities — (16.5%)(1)		(37,232,132)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$226,024,740

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $56,232,729, which represents 24.9% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(4)	Security has characteristics that are similar to corporate bonds although it trades in a manner similar to an equity investment. The security has a quoted price in an active market and is classified as a Level 1 investment within the fair value hierarchy.
(5)	Security distributions are paid-in-kind.
(6)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $234,446.
(7)	Rate indicated is the current yield as of August 31, 2014.
(8)	See Note 9 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

8       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Assets & Liabilities August 31, 2014
(Unaudited)

Assets
Investments at fair value (cost $176,376,501)	$263,491,318
Receivable for Adviser fee waiver	21,904
Interest and dividend receivable	2,634,788
Prepaid expenses and other assets	59,927
Total assets	266,207,937
Liabilities
Payable to Adviser	416,185
Accrued directors’ fees and expenses	2,647
Accrued expenses and other liabilities	129,919
Unrealized depreciation of interest rate swap contracts	234,446
Credit facility borrowings	39,400,000
Total liabilities	40,183,197
Net assets applicable to common stockholders	$226,024,740
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,951,333 shares issued
and outstanding (100,000,000 shares authorized)	$6,951
Additional paid-in capital	129,482,470
Undistributed net investment income	341,107
Undistributed net realized gain	9,313,781
Net unrealized appreciation of investments and
interest rate swap contracts	86,880,431
Net assets applicable to common stockholders	$226,024,740
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$32.52

Statement of Operations Period from December 1, 2013 through August 31, 2014
(Unaudited)

Investment Income
Distributions from master limited partnerships	$2,267,204
Dividends from common stock	155,643
Less return of capital on distributions	(1,981,913)
Net distributions and dividends from equity securities	440,934
Interest from corporate bonds	6,011,455
Dividends from money market mutual funds	69
Total Investment Income	6,452,458

Operating Expenses
Advisory fees	1,731,807
Professional fees	109,645
Stockholder communication expenses	89,393
Administrator fees	74,446
Directors’ fees	44,698
Fund accounting fees	19,258
Registration fees	18,547
Stock transfer agent fees	12,009
Custodian fees and expenses	9,092
Other operating expenses	21,496
Total Operating Expenses	2,130,391
Leverage Expenses
Interest expense	286,259
Total Expenses	2,416,650
Less fees waived by Adviser	(100,933)
Net Expenses	2,315,717
Net Investment Income	4,136,741
Realized and Unrealized Gain on
Investments and Interest Rate Swaps
Net realized gain on investments	9,598,389
Net realized loss on interest rate swap settlements	(284,608)
Net realized gain on investments and interest rate swaps	9,313,781
Net unrealized appreciation of investments	24,772,325
Net unrealized appreciation of interest rate swap contracts	138,219
Net unrealized appreciation of investments and interest
rate swap contracts	24,910,544
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	34,224,325
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$38,361,066

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report        9

Statement of Changes in Net Assets

	Period from
	December 1, 2013
	through	Year Ended
	August 31, 2014	November 30, 2013
	(Unaudited)
Operations
Net investment income	$4,136,741	$5,297,832
Net realized gain on investments and interest rate swaps	9,313,781	9,849,038
Net unrealized appreciation of investments and interest rate swap contracts	24,910,544	4,730,553
Net increase in net assets applicable to common stockholders resulting from operations	38,361,066	19,877,423
Distributions to Common Stockholders
Net investment income	(7,820,250)	(3,457,532)
Net realized gain	—	(6,969,468)
Return of capital	—	—
Total distributions to common stockholders	(7,820,250)	(10,427,000)
Total increase in net assets applicable to common stockholders	30,540,816	9,450,423
Net Assets
Beginning of period	195,483,924	186,033,501
End of period	$226,024,740	$195,483,924
Undistributed net investment income, end of period	$341,107	$4,024,616

See accompanying Notes to Financial Statements.

10       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Cash Flows Period from December 1, 2013 through August 31, 2014
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$2,267,204
Interest and dividend income received	6,117,021
Purchases of long-term investments	(26,778,840)
Proceeds from sales of long-term investments	26,590,003
Proceeds from sales of short-term investments, net	27,911
Payments on interest rate swaps, net	(284,608)
Interest received on securities sold, net	139,910
Interest expense paid	(285,110)
Operating expenses paid	(1,973,241)
Net cash provided by operating activities	5,820,250
Cash Flows From Financing Activities
Advances from margin loan facility	19,100,000
Repayments on margin loan facility	(17,100,000)
Distributions paid to common stockholders	(7,820,250)
Net cash used in financing activities	(5,820,250)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$38,361,066
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(26,698,062)
Proceeds from sales of long-term investments	26,508,403
Proceeds from sales of short-term investments, net	27,911
Return of capital on distributions received	1,981,913
Net unrealized appreciation of investments and
interest rate swap contracts	(24,910,544)
Net realized gain on investments	(9,598,389)
Amortization of market premium, net	424,679
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(334,915)
Increase in prepaid expenses and other assets	(12,958)
Decrease in receivable for investments sold	81,600
Decrease in payable for investments purchased	(80,778)
Increase in payable to Adviser, net of fees waived	66,483
Increase in accrued expenses and other liabilities	3,841
Total adjustments	(32,540,816)
Net cash provided by operating activities	$5,820,250

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report       11

Financial Highlights
	Period from					Period from
	December 1, 2013	Year Ended	Year Ended	Year Ended	Year Ended	July 31, 2009(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	August 31, 2014	2013	2012	2011	2010	November 30, 2009
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$28.12	$26.76	$25.37	$24.47	$20.55	$—
Public offering price	—	—	—	—	—	20.00
Income from Investment Operations
Net investment income(3)	0.60	0.76	0.72	0.72	0.73	0.17
Net realized and unrealized gains on investments
and interest rate swap contracts(3)	4.93	2.10	2.17	1.68	4.69	1.70
Total income from investment operations	5.53	2.86	2.89	2.40	5.42	1.87
Distributions to Common Stockholders
Net investment income	(1.13)	(0.50)	(0.88)	(0.79)	(0.63)	(0.16)
Net realized gain	—	(1.00)	(0.62)	(0.57)	(0.77)	—
Return of capital	—	—	—	(0.14)	(0.10)	(0.22)
Total distributions to common stockholders	(1.13)	(1.50)	(1.50)	(1.50)	(1.50)	(0.38)
Underwriting discounts and offering costs on issuance
of common stock	—	—	—	—	—	(0.94)
Net Asset Value, end of period	$32.52	$28.12	$26.76	$25.37	$24.47	$20.55
Per common share market value, end of period	$29.62	$24.74	$25.26	$24.18	$23.06	$19.18
Total Investment Return Based on Market Value(4)(5)	24.86%	3.80%	10.83%	11.49%	28.83%	(2.17)%
Total Investment Return Based on Net Asset Value(4)(6)	20.61%	11.36%	11.90%	10.24%	27.60%	4.82%
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$226,025	$195,484	$186,034	$176,329	$169,874	$141,789
Average net assets (000’s)	$205,232	$193,670	$182,224	$173,458	$156,685	$134,521
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.12%	1.13%	1.13%	1.13%	1.15%	1.06%
Other operating expenses	0.26	0.26	0.27	0.28	0.30	0.47
Total operating expenses, before fee waiver	1.38	1.39	1.40	1.41	1.45	1.53
Fee waiver	(0.07)	(0.12)	(0.12)	(0.18)	(0.18)	(0.17)
Total operating expenses	1.31	1.27	1.28	1.23	1.27	1.36
Leverage expenses	0.19	0.25	0.44	0.42	0.52	0.43
Current foreign tax expense(8)	—	—	—	0.00	0.00	—
Total expenses	1.50%	1.52%	1.72%	1.65%	1.79%	1.79%

See accompanying Notes to Financial Statements.

12       Tortoise Power and Energy Infrastructure Fund, Inc.

Financial Highlights (Continued)
	Period from					Period from
	December 1, 2013	Year Ended	Year Ended	Year Ended	Year Ended	July 31, 2009(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	August 31, 2014	2013	2012	2011	2010	November 30, 2009
	(Unaudited)
Ratio of net investment income to average net assets
before fee waiver(7)	2.62%	2.62%	2.64%	2.70%	3.05%	2.38%
Ratio of net investment income to average net assets
after fee waiver(7)	2.69%	2.74%	2.76%	2.88%	3.23%	2.55%
Portfolio turnover rate(4)	10.93%	12.21%	13.67%	8.78%	21.93%	2.97%
Credit facility borrowings, end of period (000’s)	$39,400	$37,400	$16,400	$13,000	$12,700	$11,300
Senior notes, end of period (000’s)	—	—	$20,000	$20,000	$20,000	$20,000
Per common share amount of senior notes
outstanding, end of period	—	—	$2.88	$2.88	$2.88	$2.90
Per common share amount of net assets, excluding
senior notes, end of period	$32.52	$28.12	$29.64	$28.25	$27.35	$23.45
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(9)	$6,737	$6,227	$6,111	$6,343	$6,195	$5,530
Asset coverage ratio of senior notes and
credit facility borrowings(9)	674%	623%	611%	634%	619%	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2013, 2012, 2011 and 2010 and the period from July 31, 2009 through November 30, 2009 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	The Company accrued $0, $0, $0, $4,530, $1,660 and $0 for the period from December 1, 2013 through August 31, 2014, the years ended November 30, 2013, 2012, 2011 and 2010, and the period from July 31, 2009 through November 30, 2009, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2014 3rd Quarter Report       13

Notes to Financial Statements (Unaudited) August 31, 2014

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities that are ineligible for resale under Rule 144A under the Securities Act of 1933. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through November 30, 2013, the Company estimated the allocation of investment income and return of capital for distributions received from investments within the Statement of Operations. For this period, the Company had estimated approximately 6 percent of total distributions as investment income and approximately 94 percent as return of capital.

Subsequent to November 30, 2013, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2012 through November 30, 2013 based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to an increase in net investment income of approximately $112,000 or $0.016 per share, a decrease in unrealized appreciation of investments of approximately $129,000 or $0.019 per share, and an increase in realized gains of approximately $17,000 or $0.003 per share for the period from December 1, 2013 through August 31, 2014.

Subsequent to the period ended February 28, 2014, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2014 estimates, after considering the final allocations for 2013. This reclassification amounted to a decrease in net investment income of approximately $3,000 or less than $0.001 per share, an increase in unrealized appreciation of investments of approximately $6,000 or $0.001 per share, and a decrease in realized gains of approximately $3,000 or less than $0.001 per share.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of

14       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders. For the year ended November 30, 2013, the Company’s distributions for tax purposes were comprised of 36 percent dividend income and 64 percent long-term capital gain. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2014.

E. Federal Income Taxation

The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in securities of companies that derive more than 50 percent of their revenue from power or energy operations and no more than 25 percent of the total assets in equity securities of MLPs as of the date of purchase. The Company will invest a minimum of 60 percent of total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.10 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013, and has contractually agreed to a fee waiver of 0.05 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

2014 3rd Quarter Report       15

Notes to Financial Statements (Unaudited) (Continued)

5. Income Taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$66,013,445
Undistributed ordinary income	6,717
Other temporary differences	(25,659)
Accumulated earnings	$65,994,503

As of August 31, 2014, the aggregate cost of securities for federal income tax purposes was $169,225,632. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $94,481,721, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $216,035 and the net unrealized appreciation was $94,265,686.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of August 31, 2014. These assets are measured on a recurring basis.

	Fair Value at
Description	August 31, 2014	Level 1	Level 2	Level 3
Assets
Debt Securities:
Corporate Bonds(a)	$137,486,532	$4,721,400	$132,765,132	$—
Equity Securities:
Common Stock(a)	21,081,506	21,081,506	—	—
Master Limited Partnerships
and Related Companies(a)	104,800,389	104,800,389	—	—
Other:
Short-Term Investment(b)	122,891	122,891	—	—
Total Assets	$263,491,318	$130,726,186	$132,765,132	$—
Liabilities
Interest Rate Swap Contracts	$234,446	$—	$234,446	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2014.

The Company did not hold any Level 3 securities during the period from December 1, 2013 through August 31, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the period from December 1, 2013 through August 31, 2014.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 assets.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

16       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2014. Each of the securities in the table below are eligible for resale under Rule 144A under the Securities Act of 1933.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Investment Security	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,		08/07/09-
9.750%, 03/15/2019	$5,000,000	08/17/12	$6,052,370	$6,470,555	2.9%
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020	3,000,000	11/30/11	3,180,330	3,550,161	1.6
Duquesne Light Holdings, Inc.,		11/18/11-
5.900%, 12/01/2021	2,000,000	12/05/11	2,074,420	2,351,466	1.0
Enogex LLC,		02/26/10-
6.250%, 03/15/2020	4,000,000	04/22/10	4,118,593	4,397,048	1.9
Florida Gas Transmission Co., LLC,		07/08/10-
5.450%, 07/15/2020	1,500,000	01/04/11	1,551,220	1,694,205	0.8
Gibson Energy Inc.,		06/26/13-
6.750%, 07/15/2021	4,500,000	07/01/13	4,459,760	4,860,000	2.2
IPALCO Enterprises, Inc.,		11/03/09-
7.250%, 04/01/2016	4,000,000	01/04/11	4,165,000	4,310,000	1.9
Midcontinent Express Pipeline, LLC,		09/09/09-
6.700%, 09/15/2019	6,000,000	03/02/10	6,055,570	6,795,000	3.0
NRG Energy, Inc.,
6.250%, 07/15/2022	6,000,000	02/11/14	6,135,000	6,285,000	2.8
NRG Yield LLC,
5.375%, 08/15/2024	2,500,000	07/31/14	2,530,000	2,587,500	1.1
Ruby Pipeline, LLC,
6.000%, 04/01/2022	1,500,000	09/17/12	1,616,250	1,707,106	0.8
Source Gas, LLC,
5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	6,058,500	2.7
Southern Star Central
Corp., 5.125%, 07/15/2022	3,000,000	06/17/14	3,041,250	3,037,500	1.3
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,128,688	0.9
			$52,494,284	$56,232,729	24.9%

8. Investment Transactions

For the period from December 1, 2013 through August 31, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $26,698,062 and $26,508,403 (excluding short-term debt securities), respectively.

9. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $60,000,000 or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. The Company segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of August 31, 2014, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by the	Received by	Appreciation
Counterparty	Date	Amount	Company	the Company	(Depreciation)
Wells Fargo Bank, N.A.	01/05/2016	$2,500,000	1.09%	3-month U.S. Dollar LIBOR	$(25,570)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(33,412)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(147,170)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(123,072)
Wells Fargo Bank, N.A.	11/19/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	142,703
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(47,925)
		$26,000,000			$(234,446)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

2014 3rd Quarter Report       17

Notes to Financial Statements (Unaudited) (Continued)

The unrealized appreciation of interest rate swap contracts in the amount of $138,219 for the period ended August 31, 2014 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $284,608 are recorded as realized losses for the period ended August 31, 2014. The total notional amount of all open swap agreements at August 31, 2014 is indicative of the volume of this derivative type for the period ended August 31, 2014.

The following table presents a gross presentation, the effects of offsetting, and a net presentation of the Company’s interest rate swap contracts at August 31, 2014.

Net Amounts
		Gross Amounts	of Assets	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap Contracts	$142,703	$(142,703)	$ —	$ —	$ —	$ —

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap Contracts	$377,149	$(142,703)	$234,446	$ —	$ —	$234,446

10. Credit Facility

As of August 31, 2014, the Company has a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provide for a $40,000,000 facility that is secured by certain of the Company’s assets. On June 20, 2014, the Company received a notice of termination of the margin loan facility effective March 19, 2015. See Note 12 for more information. Outstanding balances generally will accrue interest at a variable rate equal to three-month LIBOR plus 0.75 percent and unused portions of the facility will accrue a fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period ended August 31, 2014 was approximately $37,600,000 and 0.98 percent, respectively. At August 31, 2014, the principal balance outstanding was $39,400,000 at an interest rate of 0.98 percent.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2014, the Company was in compliance with the terms of the margin loan facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,951,333 shares outstanding at August 31, 2014 and November 30, 2013.

12. Subsequent Events

On September 25, 2014, the Company entered into a 270-day rolling evergreen margin loan facility with BNP Paribas Prime Brokerage, Inc. The terms of the agreement provide for a $65,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.80 percent. The Company utilized the margin loan facility to close its margin loan facility with Bank of America, N.A.

On September 30, 2014, the Company paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $39,177.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18       Tortoise Power and Energy Infrastructure Fund, Inc.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2014, the aggregate compensation paid by the Company to the independent directors was $41,250. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

2014 3rd Quarter Report       19

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,566	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$483

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,433	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$483

				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$267

(1) As of 9/30/14

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Power and Energy Infrastructure Fund, Inc.